UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-01236

Deutsche DWS Market Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2020

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2020

Semiannual Report

to Shareholders

DWS Global Income Builder Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Performance Summary
9	Portfolio Management Team
10	Portfolio Summary
12	Investment Portfolio
38	Statement of Assets and Liabilities
40	Statement of Operations
42	Statements of Changes in Net Assets
43	Financial Highlights

48	Notes to Financial Statements
67	Information About Your Fund’s Expenses
69	Liquidity Risk Management
70	Advisory Agreement Board Considerations and Fee Evaluation
75	Account Management Resources
77	Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Global Income Builder Fund

Letter to Shareholders

Dear Shareholder:

While the economy isn’t expected to shrug off the impacts of the COVID-19 pandemic easily, DWS’s CIO Office is cautiously optimistic. Our CIO Office anticipates the recession in the United States (“U.S.”) to be shallower than in the Eurozone, followed by a more robust U.S. recovery primarily benefiting from the outsized U.S. fiscal stimulus. Our CIO office sees long-lasting disruptions of supply chains and consumer spending, potentially derailing the current outlook.

What is already becoming clear is the current assessment of the situation by financial markets. As of mid-May, U.S. markets have moved from panic mode back to relatively high valuations. However, sentiment can quickly change and March lows may be tested again in the coming months. With respect to the bond markets, we think that accommodative central bank action will continue or even accelerate, with the interest rates set to remain low for the foreseeable future.

What may come next? In the short term, we expect markets to remain volatile. While our strategists forecast peaking uncertainty on stock markets, sharp setbacks could happen at any time. Stocks have become even more appealing for the medium to long term time horizons, due to the very accommodative monetary policy of the leading central banks and growing fiscal deficits.

As the U.S. and global economies forge a path to recovery, close monitoring of developments to assess potential opportunities and risks is critical. We believe the unique structure of our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — perfectly positions us to make strategic and tactical decisions. Those insights are updated frequently and are always available on the “Insights” section of dws.com.

As always, we appreciate your trust and welcome the opportunity to help you navigate these unusual times. We believe our decades of experience in managing assets through multiple market cycles and events will add value in times such as these.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Global Income Builder Fund	|	3

Performance Summary	April 30, 2020 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 4/30/20
Unadjusted for Sales Charge	-8.10%	-4.65%	3.02%	4.98%
Adjusted for the Maximum Sales Charge (max 5.75% load)	-13.39%	-10.14%	1.81%	4.36%
MSCI All Country World Index†	-7.68%	-4.96%	4.37%	6.94%
Blended Index 60/40††	-2.64%	1.31%	4.46%	6.13%
Bloomberg Barclays U.S. Universal Index†††	3.46%	9.15%	3.79%	4.14%
S&P® Target Risk Moderate Index††††	-2.13%	2.24%	4.03%	5.33%
Blended Index 50/50†††††	-4.03%	1.14%	3.58%	5.51%

Average Annual Total Returns as of 3/31/20 (most recent calendar quarter end)
Unadjusted for Sales Charge		-7.99%	2.28%	4.48%
Adjusted for the Maximum Sales Charge (max 5.75% load)		-13.28%	1.08%	3.86%
MSCI All Country World Index†		-11.26%	2.85%	5.88%
Blended Index 60/40††		-3.60%	3.35%	5.45%
Bloomberg Barclays U.S. Universal Index†††		7.15%	3.35%	4.05%
S&P® Target Risk Moderate Index††††		-0.91%	3.23%	4.93%
Blended Index 50/50†††††		-2.87%	2.92%	5.02%

Class C	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 4/30/20
Unadjusted for Sales Charge	-8.46%	-5.30%	2.21%	4.15%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	-9.37%	-5.30%	2.21%	4.15%
MSCI All Country World Index†	-7.68%	-4.96%	4.37%	6.94%
Blended Index 60/40††	-2.64%	1.31%	4.46%	6.13%
Bloomberg Barclays U.S. Universal Index†††	3.46%	9.15%	3.79%	4.14%
S&P® Target Risk Moderate Index††††	-2.13%	2.24%	4.03%	5.33%
Blended Index 50/50†††††	-4.03%	1.14%	3.58%	5.51%

Average Annual Total Returns as of 3/31/20 (most recent calendar quarter end)
Unadjusted for Sales Charge		-8.62%	1.47%	3.65%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		-8.62%	1.47%	3.65%
MSCI All Country World Index†		-11.26%	2.85%	5.88%
Blended Index 60/40††		-3.60%	3.35%	5.45%
Bloomberg Barclays U.S. Universal Index†††		7.15%	3.35%	4.05%
S&P® Target Risk Moderate Index††††		-0.91%	3.23%	4.93%
Blended Index 50/50†††††		-2.87%	2.92%	5.02%

4	|	DWS Global Income Builder Fund

Class R6	6-Month‡	1-Year	5-Year	Life of Class*

Average Annual Total Returns as of 4/30/20
No Sales Charges	-7.96%	-4.24%	3.33%	2.72%
MSCI All Country World Index†	-7.68%	-4.96%	4.37%	4.38%
Blended Index 60/40††	-2.64%	1.31%	4.46%	4.67%
Bloomberg Barclays U.S. Universal Index†††	3.46%	9.15%	3.79%	3.77%
S&P® Target Risk Moderate Index††††	-2.13%	2.24%	4.03%	3.95%
Blended Index 50/50†††††	-4.03%	1.14%	3.58%	3.49%

Average Annual Total Returns as of 3/31/20 (most recent calendar quarter end)
No Sales Charges		-7.59%	2.57%	1.71%
MSCI All Country World Index†		-11.26%	2.85%	2.56%
Blended Index 60/40††		-3.60%	3.35%	3.43%
Bloomberg Barclays U.S. Universal Index†††		7.15%	3.35%	3.46%
S&P® Target Risk Moderate Index††††		-0.91%	3.23%	3.16%
Blended Index 50/50†††††		-2.87%	2.92%	2.64%

Class S	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 4/30/20
No Sales Charges	-8.01%	-4.46%	3.21%	5.18%
MSCI All Country World Index†	-7.68%	-4.96%	4.37%	6.94%
Blended Index 60/40††	-2.64%	1.31%	4.46%	6.13%
Bloomberg Barclays U.S. Universal Index†††	3.46%	9.15%	3.79%	4.14%
S&P® Target Risk Moderate Index††††	-2.13%	2.24%	4.03%	5.33%
Blended Index 50/50†††††	-4.03%	1.14%	3.58%	5.51%

Average Annual Total Returns as of 3/31/20 (most recent calendar quarter end)
No Sales Charges		-7.70%	2.49%	4.69%
MSCI All Country World Index†		-11.26%	2.85%	5.88%
Blended Index 60/40††		-3.60%	3.35%	5.45%
Bloomberg Barclays U.S. Universal Index†††		7.15%	3.35%	4.05%
S&P® Target Risk Moderate Index††††		-0.91%	3.23%	4.93%
Blended Index 50/50†††††		-2.87%	2.92%	5.02%

DWS Global Income Builder Fund	|	5

Institutional Class	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 4/30/20
No Sales Charges	-8.01%	-4.34%	3.27%	5.24%
MSCI All Country World Index†	-7.68%	-4.96%	4.37%	6.94%
Blended Index 60/40††	-2.64%	1.31%	4.46%	6.13%
Bloomberg Barclays U.S. Universal Index†††	3.46%	9.15%	3.79%	4.14%
S&P® Target Risk Moderate Index††††	-2.13%	2.24%	4.03%	5.33%
Blended Index 50/50†††††	-4.03%	1.14%	3.58%	5.51%

Average Annual Total Returns as of 3/31/20 (most recent calendar quarter end)
No Sales Charges		-7.69%	2.53%	4.75%
MSCI All Country World Index†		-11.26%	2.85%	5.88%
Blended Index 60/40††		-3.60%	3.35%	5.45%
Bloomberg Barclays U.S. Universal Index†††		7.15%	3.35%	4.05%
S&P® Target Risk Moderate Index††††		-0.91%	3.23%	4.93%
Blended Index 50/50†††††		-2.87%	2.92%	5.02%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2020 are 0.92%, 1.69%, 0.59%, 0.72% and 0.69% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

6	|	DWS Global Income Builder Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*

Class R6 shares commenced operations on August 25, 2014. The performance shown for the Blended Index is for the time period of August 31, 2014 through October 31, 2018, which is based on the performance period of the life of Class R6.

†

MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 26 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.

††	The Blended Index 60/40 consists of an equally weighted blend of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Universal Index.

†††

Bloomberg Barclays U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.

††† †	The S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

†††† †	The Blended Index 50/50 consists of an equally weighted blend of 50% MSCI World High Dividend Yield Index and 50% Bloomberg Barclays U.S. Universal Index.

On December 1, 2019, the MSCI All Country World Index has replaced the S&P Target Risk Moderate Index as the fund’s primary comparative broad-based securities market index. The Blended Index 60/40 and the Bloomberg Barclays U.S. Universal Index have replaced the Blended Index 50/50 as the additional secondary and tertiary comparative indexes, respectively. The Blended Index consists of an equally weighted blend of

DWS Global Income Builder Fund	|	7

60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Universal index. The Advisor believes that the new indexes collectively better represent the fund’s investment strategy and overall strategic asset allocations and are therefore more suitable for performance comparison.

‡	Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class R6	Class S	Institutional Class

Net Asset Value
4/30/20	$8.63	$8.63	$8.62	$8.63	$8.62
10/31/19	$9.55	$9.55	$9.54	$9.55	$9.54

Distribution Information as of 4/30/20
Income Dividends, Six Months	$.15	$.11	$.16	$.15	$.16

8	|	DWS Global Income Builder Fund

Portfolio Management Team

Dokyoung Lee, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–

Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.

–	Americas Multi-Asset Head: New York.

–	BSE, Princeton University.

Di Kumble, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–

Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

–	Senior Portfolio Manager, Head of Tax Managed Equities: New York.

–	BS, Beijing University; PhD in Chemistry, Princeton University.

Thomas M. Farina, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2019.

–

Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.

–	Senior Portfolio Manager and Co-Head of US Credit: New York.

–	BA and MA in Economics, State University of New York at Albany.

Scott Agi, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2019.

–

Joined DWS in 2006 with eight years of industry experience. Prior to his current role, he served as a Sector head for US Rates and Mortgage Backed Securities. Before joining DWS, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.

–	Co-Head of US Rates and Structured Finance: New York.

–	BS in Finance, Albright College.

Darwei Kung, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2015.

–	Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

–	Portfolio Manager: New York.

–	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

DWS Global Income Builder Fund	|	9

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/20	10/31/19
Equity	59%	69%
Common Stocks	51%	60%
Preferred Stocks	5%	6%
Exchange-Traded Funds	3%	3%

Fixed Income	37%	29%
Corporate Bonds	14%	8%
Collateralized Mortgage Obligations	11%	6%
Commercial Mortgage-Backed Securities	5%	4%
Asset-Backed	5%	4%
Government & Agency Obligations	2%	3%
Loan Participations and Assignments	0%	1%
Mortgage-Backed Securities Pass-Throughs	0%	3%

Cash Equivalents	4%	2%
Short-Term U.S. Treasury Obligations	2%	1%
Cash Equivalents	2%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks, Preferred Stocks, Warrants, Corporate Bonds, Convertible Bonds, and Loan Participations and Assignments)	4/30/20	10/31/19
Financials	17%	19%
Information Technology	16%	15%
Health Care	12%	9%
Communication Services	12%	10%
Industrials	9%	7%
Consumer Staples	8%	7%
Utilities	8%	7%
Consumer Discretionary	7%	9%
Real Estate	4%	6%
Energy	4%	8%
Materials	3%	3%
	100%	100%

10	|	DWS Global Income Builder Fund

Five Largest Equity Holdings at April 30, 2020 (4.4% of Net Assets)		Percent
1	NTT DoCoMo, Inc.	1.2%
	Provider of telecommunication services and equipment
2	Walmart, Inc.	0.9%
	Operator of discount stores and super centers
3	AT&T, Inc.	0.8%
	An integrated telecommunications company
4	Walgreens Boots Alliance, Inc.	0.8%
	Operates retail drugstores
5	Regeneron Pharmaceuticals, Inc.	0.7%
	Operator of a drug research and development company

Five Largest Fixed-Income Long-Term Securities at April 30, 2020 (5.0% of Net Assets)		Percent
1	Benchmark Mortgage Trust	1.2%
	2.952%, 8/15/2057
2	OBX Trust	1.0%
	4.000%, 11/25/2048
3	JPMorgan Mortgage Trust	1.0%
	3.500%, 5/25/2050
4	Flagship Credit Auto Trust	0.9%
	2.770%, 12/15/2025
5	Onslow Bay Financial Trust	0.9%
	3.500%, 12/25/2049

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 12. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 75 for contact information.

DWS Global Income Builder Fund	|	11

Investment Portfolio	as of April 30, 2020 (Unaudited)

	Shares	Value ($)
Common Stocks 50.9%
Communication Services 6.1%

Diversified Telecommunication Services 2.6%

AT&T, Inc.	106,123	3,233,568

BCE, Inc.	22,423	906,779

Deutsche Telekom AG (Registered)	61,981	903,536

Koninklijke KPN NV	299,720	691,990

Nippon Telegraph & Telephone Corp.	37,800	857,222

Orange SA	75,332	918,568

Proximus SA	28,956	616,794

Singapore Telecommunications Ltd.	341,200	675,292

Spark New Zealand Ltd.	139,801	379,420

Swisscom AG (Registered)	1,689	877,765

Telefonica Brasil SA (ADR) (a)	82,900	696,360

Telenor ASA	65,753	1,010,703

Telia Co. AB	363,635	1,256,136

TELUS Corp.	64,762	1,058,469

Verizon Communications, Inc.	49,933	2,868,651

		16,951,253

Entertainment 0.3%
NetEase, Inc. (ADR)	5,089	1,755,501

Interactive Media & Services 0.4%

Alphabet, Inc. “C”*	460	620,384

Facebook, Inc. “A”*	4,402	901,133

Tencent Holdings Ltd. (ADR)	27,735	1,459,416

		2,980,933

Media 0.9%

Charter Communications, Inc. “A”*	4,197	2,078,480

Comcast Corp. “A”	31,486	1,184,818

Interpublic Group of Companies, Inc.	37,702	640,180

ITV PLC	483,111	463,723

Omnicom Group, Inc.	10,556	602,009

Shaw Communications, Inc. “B”	41,674	679,921

Singapore Press Holdings Ltd. (a)	293,300	315,401

		5,964,532

Wireless Telecommunication Services 1.9%

China Mobile Ltd. (ADR)	70,203	2,806,014

KDDI Corp.	37,400	1,060,715

NTT DoCoMo, Inc.	273,800	8,001,947

Vodafone Group PLC	610,327	860,497

		12,729,173

The accompanying notes are an integral part of the financial statements.

12	|	DWS Global Income Builder Fund

	Shares	Value ($)

Consumer Discretionary 3.1%

Auto Components 0.2%

Bridgestone Corp.	19,600	611,755

Nokian Renkaat Oyj	27,098	580,722

		1,192,477

Automobiles 0.6%

Bayerische Motoren Werke AG	11,895	705,246

Fiat Chrysler Automobiles NV	47,811	416,720

Honda Motor Co., Ltd.	27,700	667,442

Subaru Corp.	59,700	1,199,676

Toyota Motor Corp.	19,100	1,181,364

		4,170,448

Diversified Consumer Services 0.1%
Tal Education Group (ADR)*	12,249	663,773

Hotels, Restaurants & Leisure 0.4%

Las Vegas Sands Corp.	20,980	1,007,459

Sands China Ltd.	252,400	1,037,709

Wynn Macau Ltd.	206,800	358,169

		2,403,337

Household Durables 0.4%

Barratt Developments PLC	70,571	460,610

Garmin Ltd.	8,507	690,428

Leggett & Platt, Inc.	15,070	529,409

Sekisui House Ltd.	37,900	652,056

		2,332,503

Internet & Direct Marketing Retail 0.5%

Alibaba Group Holding Ltd. (ADR)*	3,593	728,193

Amazon.com, Inc.*	717	1,773,858

JD.com, Inc. (ADR)*	24,300	1,047,330

		3,549,381

Multiline Retail 0.3%

Marks & Spencer Group PLC	255,567	296,480

Target Corp.	7,907	867,714

Wesfarmers Ltd.	32,041	778,467

		1,942,661

Specialty Retail 0.5%

Hennes & Mauritz AB “B”	46,231	644,423

Home Depot, Inc.	7,150	1,571,784

Shimamura Co., Ltd.	9,700	610,627

TJX Companies, Inc.	14,611	716,670

		3,543,504

Textiles, Apparel & Luxury Goods 0.1%
Tapestry, Inc.	34,527	513,762

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	13

	Shares	Value ($)

Consumer Staples 5.0%

Beverages 0.5%

Coca-Cola Co.	38,229	1,754,329

PepsiCo, Inc.	13,598	1,798,879

		3,553,208

Food & Staples Retailing 2.1%

Casino Guichard Perrachon SA	18,355	687,554

Colruyt SA	13,286	795,452

Walgreens Boots Alliance, Inc.	121,598	5,263,978

Walmart, Inc.	46,900	5,700,695

WM Morrison Supermarkets PLC	479,715	1,105,543

		13,553,222

Food Products 1.3%

General Mills, Inc.	15,703	940,453

Hormel Foods Corp. (a)	44,700	2,094,195

Kellogg Co.	12,799	838,334

Kraft Heinz Co.	28,880	875,930

Mowi ASA	34,763	594,168

Nestle SA (Registered)	19,316	2,035,026

The JM Smucker Co.	7,763	892,046

		8,270,152

Household Products 0.4%

Kimberly-Clark Corp.	6,222	861,622

Procter & Gamble Co.	16,079	1,895,232

		2,756,854

Personal Products 0.1%
Pola Orbis Holdings, Inc.	46,800	829,745

Tobacco 0.6%

British American Tobacco PLC	45,818	1,776,296

Philip Morris International, Inc.	30,865	2,302,529

		4,078,825

Energy 1.1%

Oil, Gas & Consumable Fuels

Chevron Corp.	14,344	1,319,648

CNOOC Ltd. (ADR)	6,871	772,094

Enbridge, Inc.	32,306	989,871

Exxon Mobil Corp.	39,457	1,833,567

Kinder Morgan, Inc.	40,724	620,226

Rosneft Oil Co. PJSC (GDR)	124,663	558,740

TOTAL SA	16,852	606,919

Woodside Petroleum Ltd.	28,668	416,729

		7,117,794

The accompanying notes are an integral part of the financial statements.

14	|	DWS Global Income Builder Fund

	Shares	Value ($)

Financials 5.3%

Banks 2.2%

Australia & New Zealand Banking Group Ltd.	47,105	515,394

Banco Santander SA	220,630	492,077

Bank of Nova Scotia	17,191	689,147

BOC Hong Kong Holdings Ltd.	235,000	721,987

Canadian Imperial Bank of Commerce	10,143	601,023

Citizens Financial Group, Inc.	16,700	373,913

Commonwealth Bank of Australia	21,448	872,922

DBS Group Holdings Ltd.	70,400	991,456

Hang Seng Bank Ltd.	22,300	390,246

JPMorgan Chase & Co.	11,470	1,098,367

Mitsubishi UFJ Financial Group, Inc.	162,000	652,208

Mizuho Financial Group, Inc.	537,800	628,361

Oversea-Chinese Banking Corp., Ltd.	91,100	581,930

People’s United Financial, Inc.	53,104	673,890

Royal Bank of Canada	16,557	1,018,554

Sumitomo Mitsui Financial Group, Inc.	24,000	632,035

Svenska Handelsbanken AB “A”*	44,888	415,083

Toronto-Dominion Bank	20,680	864,075

Truist Financial Corp.	16,086	600,329

United Overseas Bank Ltd.	30,800	442,717

Wells Fargo & Co.	37,768	1,097,160

		14,352,874

Capital Markets 0.3%

Amundi SA 144A	5,901	392,173

Blackstone Group, Inc. “A”	11,400	595,536

CME Group, Inc.	4,022	716,761

		1,704,470

Insurance 2.8%

Admiral Group PLC	17,437	510,768

Ageas	15,159	546,910

Allianz SE (Registered)	4,547	840,750

American Financial Group, Inc.	5,924	392,406

Assicurazioni Generali SpA	56,749	809,100

AXA SA	52,894	943,678

Baloise Holding AG (Registered)	4,366	652,898

Chubb Ltd.	3,707	400,393

Everest Re Group Ltd.	4,393	760,560

Fidelity National Financial, Inc.	17,515	473,781

Great-West Lifeco, Inc.	28,592	470,799

MetLife, Inc.	17,674	637,678

MS&AD Insurance Group Holdings, Inc.	19,300	555,899

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	15

	Shares	Value ($)

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2,911	640,192

NN Group NV	24,049	696,831

Poste Italiane SpA 144A	75,767	643,123

Prudential Financial, Inc.	8,785	547,920

Sampo Oyj “A”	64,371	2,133,964

SCOR SE	13,858	389,899

Sompo Holdings, Inc.	14,300	462,745

Suncorp Group Ltd.	57,388	341,646

Swiss Re AG	45,627	3,288,768

Zurich Insurance Group AG	4,799	1,523,589

		18,664,297

Health Care 7.1%

Biotechnology 2.1%

AbbVie, Inc.	36,101	2,967,502

Amgen, Inc.	8,321	1,990,550

Gilead Sciences, Inc.	50,985	4,282,740

Regeneron Pharmaceuticals, Inc.*	8,300	4,364,804

		13,605,596

Health Care Equipment & Supplies 0.4%

Abbott Laboratories	15,488	1,426,290

Medtronic PLC	14,089	1,375,509

		2,801,799

Health Care Providers & Services 0.4%

Cardinal Health, Inc.	17,241	853,085

CVS Health Corp.	6,700	412,385

UnitedHealth Group, Inc.	4,681	1,369,052

		2,634,522

Pharmaceuticals 4.2%

Astellas Pharma, Inc.	49,600	820,176

AstraZeneca PLC	13,598	1,419,148

Bayer AG (Registered)	12,714	836,343

Bristol-Myers Squibb Co.	27,948	1,699,518

Chugai Pharmaceutical Co., Ltd.	25,700	3,056,198

Eli Lilly & Co.	9,904	1,531,554

GlaxoSmithKline PLC	78,774	1,641,731

H. Lundbeck AS	14,462	528,494

Johnson & Johnson	16,776	2,517,071

Merck & Co., Inc.	30,449	2,415,824

Novartis AG (Registered)	24,515	2,086,859

Novo Nordisk AS ‘‘B”	17,031	1,085,091

Pfizer, Inc.	64,681	2,481,163

Roche Holding AG (Genusschein)	8,288	2,886,164

The accompanying notes are an integral part of the financial statements.

16	|	DWS Global Income Builder Fund

	Shares	Value ($)

Sanofi	14,353	1,406,929

Takeda Pharmaceutical Co., Ltd.	31,100	1,116,450

		27,528,713

Industrials 4.4%

Aerospace & Defense 0.6%

BAE Systems PLC	116,667	743,995

General Dynamics Corp.	4,667	609,603

Lockheed Martin Corp.	2,360	918,182

Raytheon Technologies Corp.	15,684	1,016,480

Singapore Technologies Engineering Ltd.	244,700	592,677

		3,880,937

Air Freight & Logistics 0.1%
United Parcel Service, Inc. “B”	7,790	737,401

Airlines 0.1%
Deutsche Lufthansa AG (Registered) (a)	50,037	447,357

Building Products 0.1%
Johnson Controls International PLC	19,864	578,241

Commercial Services & Supplies 0.1%

Quad Graphics, Inc.	10	37

Waste Management, Inc.	6,786	678,736

		678,773

Construction & Engineering 0.2%

Bouygues SA	19,046	585,935

Kajima Corp.	65,700	687,548

		1,273,483

Electrical Equipment 0.5%

ABB Ltd. (Registered)	37,400	707,946

Eaton Corp. PLC	10,120	845,020

Emerson Electric Co.	8,981	512,186

Prysmian SpA	71,187	1,339,503

		3,404,655

Industrial Conglomerates 0.3%

3M Co.	5,110	776,311

Honeywell International, Inc.	5,301	752,212

Siemens AG (Registered)	7,905	732,100

		2,260,623

Machinery 0.4%

Cummins, Inc.	3,413	558,026

Komatsu Ltd.	20,700	393,913

PACCAR, Inc.	17,879	1,237,763

Yangzijiang Shipbuilding Holdings Ltd.	973,600	680,362

		2,870,064

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	17

	Shares	Value ($)

Marine 0.1%
Kuehne + Nagel International AG (Registered)	5,546	792,601

Professional Services 0.1%
Adecco Group AG (Registered)	14,649	641,201

Road & Rail 0.3%

Aurizon Holdings Ltd.	214,101	653,042

ComfortDelGro Corp., Ltd.	479,400	558,781

Union Pacific Corp.	5,547	886,355

		2,098,178

Trading Companies & Distributors 1.0%

ITOCHU Corp.	47,600	934,558

Marubeni Corp.	109,300	527,900

Mitsubishi Corp.	165,100	3,522,110

Mitsui & Co., Ltd.	49,300	689,361

Sumitomo Corp.	53,600	610,534

		6,284,463

Transportation Infrastructure 0.5%

Aena SME SA 144A	2,706	342,264

SATS Ltd.	155,400	360,698

Transurban Group (Units)	271,982	2,440,780

		3,143,742

Information Technology 10.7%

Communications Equipment 0.8%

Cisco Systems, Inc.	50,883	2,156,422

Juniper Networks, Inc.	34,156	737,770

Motorola Solutions, Inc.	5,099	733,287

Nokia Oyj	231,437	840,922

Telefonaktiebolaget LM Ericsson “B”	86,391	752,005

		5,220,406

Electronic Equipment, Instruments & Components 0.6%

Alps Alpine Co., Ltd.	36,300	378,361

Corning, Inc.	28,341	623,785

Kyocera Corp.	9,500	506,813

Murata Manufacturing Co., Ltd.	14,300	795,167

TE Connectivity Ltd.	8,838	649,240

Venture Corp., Ltd.	72,300	808,475

		3,761,841

IT Services 3.3%

Accenture PLC “A”	7,139	1,322,071

Automatic Data Processing, Inc.	6,729	987,077

Broadridge Financial Solutions, Inc.	7,014	813,624

DXC Technology Co.	23,158	419,855

Fujitsu Ltd.	9,500	927,811

The accompanying notes are an integral part of the financial statements.

18	|	DWS Global Income Builder Fund

	Shares	Value ($)

GDS Holdings Ltd. (ADR)* (a)	7,300	418,436

International Business Machines Corp.	19,073	2,394,806

Leidos Holdings, Inc.	9,175	906,582

MasterCard, Inc. “A”	8,098	2,226,707

NEC Corp.	24,500	941,155

Okta, Inc.*	3,500	529,550

Paychex, Inc.	15,307	1,048,836

PayPal Holdings, Inc.*	8,048	989,904

Shopify, Inc. “A”*	2,676	1,697,129

Square, Inc. “A”* (a)	29,649	1,931,336

Visa, Inc. “A” (a)	13,142	2,348,738

Western Union Co. (a)	63,182	1,204,881

Wirecard AG	2,937	293,292

		21,401,790

Semiconductors & Semiconductor Equipment 2.1%

Advanced Micro Devices, Inc.*	12,600	660,114

Analog Devices, Inc.	6,748	739,581

Applied Materials, Inc.	8,900	442,152

Broadcom, Inc.	7,179	1,949,960

Intel Corp.	26,370	1,581,673

KLA Corp.	5,183	850,478

Lam Research Corp.	2,689	686,448

Maxim Integrated Products, Inc.	17,081	939,113

QUALCOMM., Inc.	11,800	928,306

Skyworks Solutions, Inc.	4,200	436,296

Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	52,715	2,800,748

Texas Instruments, Inc.	13,135	1,524,579

Tokyo Electron Ltd.	2,000	422,810

		13,962,258

Software 2.1%

Adobe, Inc.*	4,047	1,431,181

Autodesk, Inc.*	2,200	411,686

DocuSign, Inc.*	4,400	460,900

Intuit, Inc.	3,128	843,966

Microsoft Corp.	20,973	3,758,571

Oracle Corp.	26,734	1,416,100

Paycom Software, Inc.*	2,500	652,550

salesforce.com, Inc.*	5,473	886,352

SAP SE	6,013	717,073

ServiceNow, Inc.*	3,288	1,155,864

Splunk, Inc.*	3,100	435,116

Trend Micro, Inc.	16,400	828,453

WiseTech Global Ltd.	37,985	454,890

Workday, Inc. “A”*	2,500	384,750

		13,837,452

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	19

	Shares	Value ($)

Technology Hardware, Storage & Peripherals 1.8%

Apple, Inc.	11,243	3,303,193

Brother Industries Ltd.	24,100	410,342

Canon, Inc.	95,000	2,004,202

FUJIFILM Holdings Corp.	8,000	379,646

Hewlett Packard Enterprise Co.	55,760	560,946

HP, Inc.	45,043	698,617

NetApp, Inc.	21,823	955,193

Samsung Electronics Co., Ltd. (GDR) (Registered)	931	971,033

Seagate Technology PLC	33,557	1,676,172

Seiko Epson Corp.	56,300	637,416

Xerox Holding Corp.*	16,706	305,553

		11,902,313

Materials 1.7%

Chemicals 0.8%

Air Products & Chemicals, Inc.	3,477	784,342

BASF SE	7,174	368,623

Covestro AG 144A	11,260	378,135

Dow, Inc.*	29,576	1,085,144

Linde PLC	2,396	440,840

LyondellBasell Industries NV “A”	10,036	581,586

Mitsubishi Chemical Holdings Corp.	113,100	646,218

Nutrien Ltd.	29,900	1,067,803

		5,352,691

Construction Materials 0.2%

Boral Ltd.	225,237	440,115

LafargeHolcim Ltd. (Registered)	17,149	712,691

		1,152,806

Containers & Packaging 0.3%

Amcor PLC*	87,841	787,934

International Paper Co.	20,823	713,187

Westrock Co.	23,379	752,570

		2,253,691

Metals & Mining 0.4%

BHP Group Ltd.	37,953	793,291

Mitsubishi Materials Corp.	25,600	522,603

Polyus PJSC (GDR)	5,794	471,921

Rio Tinto Ltd.	9,306	526,400

		2,314,215

Real Estate 2.7%

Equity Real Estate Investment Trusts (REITs)

Ascendas Real Estate Investment Trust	867,576	1,818,675

British Land Co. PLC	122,447	625,994

CapitaLand Commercial Trust	448,900	510,315

The accompanying notes are an integral part of the financial statements.

20	|	DWS Global Income Builder Fund

	Shares	Value ($)

CapitaLand Mall Trust	515,700	687,199

Crown Castle International Corp.	6,446	1,027,686

Host Hotels & Resorts, Inc.	49,316	607,080

Kimco Realty Corp.	45,939	501,195

Link REIT	244,200	2,195,999

Mid-America Apartment Communities, Inc.	6,311	706,327

National Retail Properties, Inc.	14,263	465,544

Omega Healthcare Investors, Inc.	25,668	748,222

Prologis, Inc.	9,712	866,602

Public Storage	3,884	720,288

Realty Income Corp.	11,564	635,095

RioCan Real Estate Investment Trust	48,489	553,881

Scentre Group	311,438	468,669

SmartCentres Real Estate Investment Trust	25,300	387,511

Stockland	327,546	612,960

Suntec Real Estate Investment Trust	515,900	510,621

VEREIT, Inc.	149,413	818,783

VICI Properties, Inc.	70,417	1,226,664

Welltower, Inc.	10,580	542,013

WP Carey, Inc.	10,597	697,071

		17,934,394

Utilities 3.7%

Electric Utilities 2.3%

American Electric Power Co., Inc.	9,242	768,102

Duke Energy Corp.	12,277	1,039,371

EDP - Energias de Portugal SA	207,460	877,465

Endesa SA	46,841	1,038,166

Enel SpA	121,171	829,062

Entergy Corp.	7,578	723,775

Evergy, Inc.	12,972	757,954

Exelon Corp.	18,489	685,572

Fortum Oyj (a)	99,318	1,650,245

NextEra Energy, Inc.	4,372	1,010,457

OGE Energy Corp.	17,857	562,853

Power Assets Holdings Ltd.	156,000	1,030,958

PPL Corp.	42,675	1,084,798

Red Electrica Corp. SA	49,703	872,520

Southern Co.	20,463	1,160,866

SSE PLC	64,555	1,016,562

		15,108,726

Gas Utilities 0.3%

Enagas SA	36,859	858,768

Naturgy Energy Group SA	38,035	669,756

Snam SpA	163,284	731,870

		2,260,394

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	21

	Shares	Value ($)

Multi-Utilities 1.1%

AGL Energy Ltd.	63,314	695,908

Consolidated Edison, Inc.	9,512	749,546

Dominion Energy, Inc	16,535	1,275,344

DTE Energy Co.	6,766	701,905

Engie SA	52,652	570,882

National Grid PLC	78,361	921,625

Public Service Enterprise Group, Inc.	13,972	708,520

Sempra Energy	5,655	700,372

WEC Energy Group, Inc.	9,347	846,371

		7,170,473
Total Common Stocks (Cost $336,490,146)		334,870,478

Preferred Stocks 5.2%
Communication Services 0.4%
AT&T, Inc. 5.35%	100,000	2,577,000

Financials 4.6%

AGNC Investment Corp. Series C, 7.0%	64,439	1,482,097

Capital One Financial Corp. Series G, 5.2%	100,000	2,487,000

Charles Schwab Corp. Series D, 5.95%	75,000	1,959,750

Citigroup, Inc. Series S, 6.3%	75,000	1,915,500

Fifth Third Bancorp. Series I, 6.625%	75,000	2,002,500

JPMorgan Chase & Co. Series AA, 6.1%	75,000	1,935,750

KeyCorp. Series E, 6.125%	75,000	2,131,500

Kimco Realty Corp. Series L, 5.125%	75,000	1,762,500

Morgan Stanley Series K, 5.85%	75,000	1,978,500

PNC Financial Services Group, Inc. Series P, 6.125%	75,000	1,977,000

Prologis, Inc. Series Q, 8.54%	236	17,936

Regions Financial Corp. Series B, 6.375%	80,000	2,166,400

Simon Property Group, Inc. Series J, 8.375%	17,000	1,042,100

The Goldman Sachs Group, Inc. Series J, 5.5%	73,000	1,843,250

Truist Financial Corp.,5.625%	75,000	1,927,500

VEREIT, Inc. Series F, 6.7%	54,007	1,325,872

Wells Fargo & Co. Series Y, 5.625%	75,000	1,962,750

		29,917,905

Utilities 0.2%
Dominion Energy, Inc. Series A, 5.25%	60,000	1,536,600
Total Preferred Stocks (Cost $35,745,681)		34,031,505

Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (b) (Cost $90,210)	506	18,310

The accompanying notes are an integral part of the financial statements.

22	|	DWS Global Income Builder Fund

	Principal Amount ($)(c)	Value ($)
Corporate Bonds 14.0%
Communication Services 2.3%

CCO Holdings LLC:

144A, 4.5%, 8/15/2030	1,375,000	1,392,600

144A, 4.75%, 3/1/2030	590,000	600,148

144A, 5.875%, 5/1/2027	1,535,000	1,598,607

Charter Communications Operating LLC:

3.7%, 4/1/2051	180,000	177,325

5.05%, 3/30/2029	450,000	528,515

Lamar Media Corp., 144A, 3.75%, 2/15/2028	600,000	552,375

Netflix, Inc.:

4.375%, 11/15/2026	1,000,000	1,050,700

5.5%, 2/15/2022	1,100,000	1,144,000

5.875%, 11/15/2028	812,000	918,250

NortonLifeLock, Inc., 3.95%, 6/15/2022	1,475,000	1,503,173

T-Mobile U.S.A., Inc.:

144A, 3.875%, 4/15/2030	460,000	504,818

144A, 4.375%, 4/15/2040	335,000	380,265

144A, 4.5%, 4/15/2050	650,000	760,760

VeriSign, Inc.:

4.625%, 5/1/2023	1,650,000	1,660,725

5.25%, 4/1/2025	1,650,000	1,809,390

Walt Disney Co., 4.7%, 3/23/2050 (a)	110,000	147,168

		14,728,819

Consumer Discretionary 1.3%

1011778 BC Unlimited Liability Co., 144A, 4.375%, 1/15/2028	1,300,000	1,257,035

Dollar General Corp.:

3.5%, 4/3/2030	155,000	170,217

4.125%, 4/3/2050	110,000	128,706

Ford Motor Co.:

8.5%, 4/21/2023	370,000	364,913

9.0%, 4/22/2025	640,000	623,200

Ford Motor Credit Co. LLC:

4.271%, 1/9/2027	590,000	501,500

4.542%, 8/1/2026	489,000	419,318

General Motors Financial Co., Inc., 3.95%, 4/13/2024	1,095,000	1,040,601

Home Depot, Inc.:

3.125%, 12/15/2049	500,000	529,065

3.35%, 4/15/2050	270,000	299,011

Lowe’s Companies, Inc.:

5.0%, 4/15/2040	195,000	241,517

5.125%, 4/15/2050	135,000	176,213

Marriott International, Inc., 5.75%, 5/1/2025	515,000	538,209

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	23

	Principal Amount ($)(c)	Value ($)

McDonald’s Corp.:

2.125%, 3/1/2030	220,000	219,401

4.2%, 4/1/2050	270,000	321,562

NIKE, Inc., 3.375%, 3/27/2050	162,000	181,633

O’Reilly Automotive, Inc., 4.2%, 4/1/2030	210,000	228,565

QVC, Inc., 4.75%, 2/15/2027	1,140,000	1,025,886

Target Corp., 2.65%, 9/15/2030	185,000	198,573

VF Corp., 2.8%, 4/23/2027	260,000	266,563

		8,731,688

Consumer Staples 0.7%

Albertsons Companies, Inc.:

144A, 3.5%, 2/15/2023	200,000	196,000

144A, 4.625%, 1/15/2027	580,000	585,800

Anheuser-Busch InBev Worldwide, Inc.:

4.35%, 6/1/2040	270,000	295,426

5.55%, 1/23/2049	699,000	873,935

Archer-Daniels-Midland Co., 2.75%, 3/27/2025	190,000	202,258

BAT Capital Corp., 4.906%, 4/2/2030	400,000	450,286

Constellation Brands, Inc., 2.875%, 5/1/2030	255,000	259,221

Diageo Capital PLC, 2.125%, 4/29/2032	200,000	200,434

Estee Lauder Companies, Inc., 2.6%, 4/15/2030	105,000	109,450

General Mills, Inc., 2.875%, 4/15/2030	415,000	443,978

Keurig Dr Pepper, Inc.:

3.2%, 5/1/2030	150,000	159,802

3.8%, 5/1/2050	185,000	197,084

PepsiCo, Inc.:

3.375%, 7/29/2049 (a)	275,000	313,742

3.5%, 3/19/2040	160,000	187,596

Philip Morris International, Inc., 2.1%, 5/1/2030 (d)	375,000	371,892

		4,846,904

Energy 1.5%

Apache Corp., 4.25%, 1/15/2030 (a)	746,000	574,311

BP Capital Markets America, Inc., 3.543%, 4/6/2027	465,000	490,161

Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	1,000,000	1,035,172

Cheniere Energy Partners LP, 5.625%, 10/1/2026	900,000	860,040

Devon Energy Corp., 5.0%, 6/15/2045	610,000	498,381

Energy Transfer Operating LP, 5.5%, 6/1/2027	1,000,000	1,014,947

Enterprise Products Operating LLC, 4.2%, 1/31/2050	905,000	897,621

Exxon Mobil Corp., 3.482%, 3/19/2030	600,000	668,824

Hess Corp., 5.8%, 4/1/2047	400,000	346,925

Marathon Petroleum Corp.:

4.5%, 5/1/2023	730,000	731,285

4.7%, 5/1/2025	635,000	639,344

The accompanying notes are an integral part of the financial statements.

24	|	DWS Global Income Builder Fund

	Principal Amount ($)(c)	Value ($)

Range Resources Corp.:

5.0%, 8/15/2022 (a)	2,000,000	1,840,000

5.875%, 7/1/2022	66,000	56,100

Sinopec Group Overseas Development Ltd., REG S, 3.68%, 8/8/2049	240,000	260,271

		9,913,382

Financials 2.4%

Air Lease Corp., 3.0%, 2/1/2030	750,000	598,401

Avolon Holdings Funding Ltd., 144A, 3.25%, 2/15/2027	363,000	280,935

Banco Santander SA, 2.706%, 6/27/2024	1,800,000	1,848,667

Bank of America Corp.:

2.592%, 4/29/2031	1,005,000	1,031,290

4.3%, Perpetual (e)	612,000	550,035

Barclays PLC, 2.852%, 5/7/2026 (d)	950,000	950,000

BPCE SA, 144A, 4.875%, 4/1/2026	1,300,000	1,410,802

GE Capital International Funding Co., Unlimited Co., 4.418%, 11/15/2035	550,000	573,192

Hartford Financial Services Group, Inc., 2.8%, 8/19/2029	240,000	246,704

HSBC Holdings PLC, 4.95%, 3/31/2030 (a)	200,000	236,497

MDGH - GMTN BV, REG S, 3.7%, 11/7/2049	245,000	235,896

Metropolitan Life Global Funding I, 144A, 2.95%, 4/9/2030	203,000	218,785

New York Life Insurance Co., 144A, 3.75%, 5/15/2050	75,000	85,085

Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	850,000	783,700

PayPal Holdings, Inc.:

2.65%, 10/1/2026	506,000	530,786

2.85%, 10/1/2029	1,200,000	1,274,372

Progressive Corp., 3.2%, 3/26/2030	80,000	89,361

REC Ltd., 144A, 5.25%, 11/13/2023	570,000	571,194

Synchrony Financial, 4.375%, 3/19/2024	540,000	530,575

The Allstate Corp., 3.85%, 8/10/2049	190,000	221,618

The Goldman Sachs Group, Inc.:

3.5%, 4/1/2025	633,000	673,554

4.4%, Perpetual (e)	186,000	165,062

Truist Financial Corp., 4.8%, Perpetual (e)	2,000,000	1,869,720

Visa, Inc., 2.05%, 4/15/2030	580,000	597,586

		15,573,817

Health Care 1.7%

AbbVie, Inc., 4.875%, 11/14/2048	450,000	551,653

Anthem, Inc., 2.25%, 5/15/2030 (d)	515,000	513,069

Biogen, Inc., 3.15%, 5/1/2050	250,000	245,133

Bristol-Myers Squibb Co., 144A, 4.25%, 10/26/2049	550,000	718,527

Centene Corp.:

144A, 3.375%, 2/15/2030	368,000	370,760

144A, 4.25%, 12/15/2027	535,000	559,744

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	25

	Principal Amount ($)(c)	Value ($)

144A, 4.625%, 12/15/2029	330,000	361,350

Cigna Corp.:

2.4%, 3/15/2030	180,000	181,936

3.2%, 3/15/2040	90,000	91,385

CVS Health Corp.:

4.25%, 4/1/2050	120,000	140,500

5.05%, 3/25/2048	1,595,000	2,021,216

HCA, Inc.:

3.5%, 9/1/2030	2,440,000	2,332,282

4.125%, 6/15/2029	600,000	649,079

5.25%, 6/15/2026	1,000,000	1,114,963

Select Medical Corp., 144A, 6.25%, 8/15/2026	970,000	934,207

UnitedHealth Group, Inc., 2.875%, 8/15/2029	327,000	354,447

		11,140,251

Industrials 1.6%

3M Co., 3.7%, 4/15/2050	149,000	177,917

Boeing Co.:

2.3%, 8/1/2021	960,000	943,743

2.7%, 5/1/2022	790,000	766,270

4.508%, 5/1/2023 (d)	900,000	900,000

4.875%, 5/1/2025 (d)	546,000	546,000

5.04%, 5/1/2027 (d)	770,000	770,000

5.805%, 5/1/2050 (d)	450,000	450,000

FedEx Corp., 3.8%, 5/15/2025	1,535,000	1,644,185

General Dynamics Corp.:

4.25%, 4/1/2040	240,000	295,263

4.25%, 4/1/2050	95,000	122,747

General Electric Co.:

3.45%, 5/1/2027	265,000	269,741

3.625%, 5/1/2030	195,000	195,723

Northrop Grumman Corp., 5.25%, 5/1/2050	160,000	227,083

Otis Worldwide Corp., 144A, 3.112%, 2/15/2040	400,000	394,336

Prime Security Services Borrower LLC:

144A, 5.25%, 4/15/2024	1,550,000	1,518,519

144A, 6.25%, 1/15/2028	405,000	359,357

Signature Aviation U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028	1,165,000	990,250

		10,571,134

Information Technology 0.5%

Broadcom, Inc., 144A, 5.0%, 4/15/2030	410,000	461,162

Hewlett Packard Enterprise Co., 4.45%, 10/2/2023	550,000	579,118

KLA Corp., 3.3%, 3/1/2050	183,000	178,994

Lam Research Corp., 2.875%, 6/15/2050 (d)	136,000	135,642

Micron Technology, Inc., 2.497%, 4/24/2023	460,000	468,259

The accompanying notes are an integral part of the financial statements.

26	|	DWS Global Income Builder Fund

	Principal Amount ($)(c)	Value ($)

NVIDIA Corp.:

3.5%, 4/1/2040	78,000	87,672

3.5%, 4/1/2050	117,000	134,256

NXP BV, 144A, 2.7%, 5/1/2025 (d)	80,000	80,888

Open Text Corp., 144A, 3.875%, 2/15/2028	1,100,000	1,078,000

Oracle Corp., 3.6%, 4/1/2050	150,000	170,389

		3,374,380

Materials 0.2%

Air Products and Chemicals, Inc., 2.05%, 5/15/2030	170,000	172,857

DuPont de Nemours, Inc., 2.169%, 5/1/2023 (d)	905,000	911,038

Newmont Corp., 2.25%, 10/1/2030 (a)	240,000	237,645

		1,321,540

Real Estate 0.4%

American Tower Corp., (REIT), 3.8%, 8/15/2029	900,000	1,006,067

Office Properties Income Trust:

(REIT), 4.0%, 7/15/2022	555,000	544,283

(REIT), 4.15%, 2/1/2022	260,000	256,901

Omega Healthcare Investors, Inc.:

(REIT), 4.5%, 4/1/2027	230,000	221,092

(REIT), 4.75%, 1/15/2028	260,000	254,998

		2,283,341

Utilities 1.4%

Calpine Corp.:

144A, 4.5%, 2/15/2028	1,250,000	1,212,000

144A, 5.125%, 3/15/2028	580,000	565,500

Consolidated Edison Co., 3.95%, 4/1/2050	30,000	35,854

Duke Energy Indiana LLC, 2.75%, 4/1/2050	300,000	305,817

Edison International, 5.75%, 6/15/2027	1,650,000	1,874,806

Eskom Holdings SOC Ltd., REG S, 6.35%, 8/10/2028	625,000	558,375

Korea East-West Power Co., Ltd., 144A, 1.75%, 5/6/2025 (d)	450,000	449,082

NextEra Energy Operating Partners LP:

144A, 3.875%, 10/15/2026	1,035,000	1,022,994

144A, 4.25%, 7/15/2024	1,570,000	1,597,946

Oncor Electric Delivery Co. LLC, 144A, 2.75%, 5/15/2030	155,000	170,022

Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR 1,505,000	1,614,916

		9,407,312
Total Corporate Bonds (Cost $91,188,276)		91,892,568

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	27

	Principal Amount ($)(c)	Value ($)
Asset-Backed 4.7%
Automobile Receivables 2.7%

AmeriCredit Automobile Receivables Trust, “C”, Series 2019-2, 2.74%, 4/18/2025	4,080,000	4,025,763

Avis Budget Rental Car Funding AESOP LLC, “C”, Series 2019-1A, 144A, 4.53%, 3/20/2023	700,000	599,840

CPS Auto Receivables Trust, “E”, Series 2015-C, 144A, 6.54%, 8/16/2021	1,500,000	1,514,416

Flagship Credit Auto Trust, “C”, Series 2019-4, 144A, 2.77%, 12/15/2025	6,230,000	6,108,360

GMF Floorplan Owner Revolving Trust, “C”, Series 2019-1, 144A, 3.06%, 4/15/2024	1,540,000	1,502,158

Hertz Vehicle Financing II LP, “B”, Series 2017-2A, 144A, 4.2%, 10/25/2023	605,000	511,409

Hyundai Auto Receivables Trust, “C”, Series 2019-B, 2.4%, 6/15/2026	3,500,000	3,514,897

		17,776,843

Credit Card Receivables 0.6%
Fair Square Issuance Trust, “A”, Series 2020-AA, 144A, 2.9%, 9/20/2024	4,670,000	4,408,188

Miscellaneous 1.4%

Ares XXXIV CLO Ltd., “AR2”, Series 2015-2A, 144A, 3-month USD-LIBOR + 1.250%, 2.026%**, 4/17/2033	3,790,000	3,656,535

Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	216,892	214,202

MVW Owner Trust, “A”, Series 2019-1A, 144A, 2.89%, 11/20/2036	2,590,264	2,456,252

RR 8 Ltd., “A1B”, Series 2020-8A, 144A, 3-month USD-LIBOR + 1.450%, 2.259%**, 4/15/2033	2,830,000	2,730,186

		9,057,175
Total Asset-Backed (Cost $32,327,264)		31,242,206

Mortgage-Backed Securities Pass-Throughs 0.3%

Federal Home Loan Mortgage Corp., 6.0%, 11/1/2021	6,366	6,442

Federal National Mortgage Association, 4.0%, 12/1/2042	1,675,602	1,828,640

Government National Mortgage Association, 6.5%, 8/20/2034	33,985	42,228

Total Mortgage-Backed Securities Pass-Throughs (Cost $1,815,624)		1,877,310

The accompanying notes are an integral part of the financial statements.

28	|	DWS Global Income Builder Fund

	Principal Amount ($)(c)	Value ($)

Commercial Mortgage-Backed Securities 4.8%

Benchmark Mortgage Trust, “A4” Series 2019-B13, 2.952%, 8/15/2057	7,600,000	8,127,047

BX Commercial Mortgage Trust, “D”, Series 2018-IND, 144A, 1-month USD-LIBOR + 1.300%, 2.114%**, 11/15/2035	700,000	667,441

CFK Trust, “A”, Series 2020-MF2, 144A, 2.387%, 3/15/2039	4,250,000	4,101,282

Citigroup Commercial Mortgage Trust:

“A”, Series 2020-555, 144A, 2.647%, 12/10/2041	4,300,000	4,240,772

“C”, Series PRM-2019, 144A, 3.896%, 5/10/2036	2,516,145	2,475,030

“D”, Series PRM-2019, 144A, 4.35%, 5/10/2036	2,625,000	2,487,444

DBWF Mortgage Trust, “C”, Series 2018-GLKS, 144A, 1-month USD-LIBOR + 1.750%, 2.468%**, 12/19/2030	1,250,000	1,046,332

FHLMC Multifamily Structured Pass-Through Certificates:

“X1”, Series K043, Interest Only, 0.662%**, 12/25/2024	7,272,696	156,359

“X1P”, Series KL05, Interest Only, 1.024%**, 6/25/2029	28,700,000	1,949,209

GMAC Commercial Mortgage Securities, Inc., “G”, Series 2004-C1, 144A, 5.455%, 3/10/2038	1,962,211	1,835,183

MTRO Commercial Mortgage Trust, “C”, Series 2019-TECH, 144A, 1-month USD-LIBOR + 1.300%, 2.114%**, 12/15/2033	1,255,000	1,167,103

Multifamily Connecticut Avenue Securities Trust, “M7”, Series 2019-01, 144A, 1-month USD-LIBOR + 1.700%, 2.187%**, 10/15/2049	2,035,611	1,708,902

NYT Mortgage Trust, “B”, Series 2019-NYT, 144A, 1-month USD-LIBOR + 1.400%, 2.214%**, 12/15/2035	2,000,000	1,885,073

Total Commercial Mortgage-Backed Securities (Cost $33,320,737)		31,847,177

Collateralized Mortgage Obligations 10.4%

Connecticut Avenue Securities Trust:

“1M2”, Series 2020-R01, 144A, 1-month USD-LIBOR + 2.050%, 2.537%**, 1/25/2040	1,500,000	1,131,411

“1M2”, Series 2019-R03, 144A, 1-month USD-LIBOR + 2.150%, 2.637%**, 9/25/2031	861,708	783,093

“1M2”, Series 2019-R02, 144A, 1-month USD-LIBOR + 2.300%, 2.787%**, 8/25/2031	1,289,285	1,175,987

Fannie Mae Connecticut Avenue Securities:

“1M2”, Series 2018-C06, 1-month USD-LIBOR + 2.000%, 2.487%**, 3/25/2031	842,411	758,029

“1M2”, Series 2018-C03, 1-month USD-LIBOR + 2.150%, 2.637%**, 10/25/2030	1,000,000	897,114

“1M2”, Series 2018-C01, 1-month USD-LIBOR + 2.250%, 2.737%**, 7/25/2030	1,600,000	1,395,306

“1M2”, Series 2018-C05, 1-month USD-LIBOR + 2.350%, 2.837%**, 1/25/2031	2,400,000	2,142,351

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	29

	Principal Amount ($)(c)	Value ($)

Federal Home Loan Mortgage Corp.:

“GV”, Series 4827, 4.0%, 7/15/2031	3,590,936	3,843,676

“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	189,827	14,336

“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	3,499,395	520,548

“PI”, Series 3843, Interest Only, 4.5%, 5/15/2038	459,360	4,732

“AS”, Series 4885, Interest Only, 6.050% minus 1-month USD-LIBOR, 5.236%**, 6/15/2049	7,448,918	1,643,980

Federal National Mortgage Association:

“WO”, Series 2013-27, Principal Only, Zero Coupon, 12/25/2042	1,200,000	976,387

“ZL”, Series 2017-55, 3.0%, 10/25/2046	1,500,684	1,502,254

“4”, Series 406, Interest Only, 4.0%, 9/25/2040	2,844,812	287,944

“I”, Series 2003-84, Interest Only, 6.0%, 9/25/2033	257,316	46,566

Freddie Mac Structured Agency Credit Risk Debt Notes:

“M2”, Series 2020-DNA2, 144A, 1-month USD-LIBOR + 1.850%, 2.337%**, 2/25/2050	5,400,000	3,998,559

“M2”, Series 2019-DNA3, 144A, 1-month USD-LIBOR + 2.050%, 2.537%**, 7/25/2049	1,882,705	1,610,814

“M2”, Series 2019-DNA2, 144A, 1-month USD-LIBOR + 2.450%, 2.937%**, 3/25/2049	2,974,506	2,577,964

“M2”, Series 2017-DNA3, 1-month USD-LIBOR + 2.500%, 2.987%**, 3/25/2030	1,000,000	940,378

“M2”, Series 2019-DNA1, 144A, 1-month USD-LIBOR + 2.650%, 3.137%**, 1/25/2049	360,000	319,474

Government National Mortgage Association:

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	664,703	34,005

“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	539,167	85,228

“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	521,046	82,443

“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	357,961	59,618

JP Morgan Mortgage Trust, “AM”, Series 2016-3, 144A, 3.373%**, 10/25/2046	4,051,711	4,099,277

JPMorgan Mortgage Trust:

“A11”, Series 2020-2, 144A, 1-month USD-LIBOR + 0.800%, 1.747%**, 7/25/2050	2,914,628	2,748,574

“A11”, Series 2019-9, 144A, 1-month USD-LIBOR + 0.900%, 1.847%**, 5/25/2050	1,642,657	1,594,361

“A3”, Series 2019-INV3, 144A, 3.5%, 5/25/2050	6,392,826	6,545,872

“A3”, Series 2020-INV1, 144A, 3.5%, 8/25/2050	2,431,023	2,467,777

New Residential Mortgage Loan:

“A1”, Series 2019-NQM3, 144A, 2.802%, 7/25/2049	2,450,236	2,445,059

“A1”, Series 2019-NQM2, 144A, 3.6%, 4/25/2049	688,419	705,371

OBX Trust:

“1A8”, Series 2020-EXP1, 144A, 3.5%, 2/25/2060	4,668,344	4,703,666

“A10”, Series 2019-INV1, 144A, 4.0%, 11/25/2048	6,418,000	6,615,274

Onslow Bay Financial Trust, “A5”, Series 2020-INV1, 144A, 3.5%, 12/25/2049	5,687,867	5,828,512

STACR Trust, “M2”, Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.100%, 2.587%**, 9/25/2048	1,945,946	1,665,257

The accompanying notes are an integral part of the financial statements.

30	|	DWS Global Income Builder Fund

	Principal Amount ($)(c)	Value ($)

Verus Securitization Trust, “A1”, Series 2019-INV1, 144A, 3.402%, 12/25/2059	2,374,118	2,358,599

Total Collateralized Mortgage Obligations (Cost $71,202,210)		68,609,796

Government & Agency Obligations 1.9%
Sovereign Bonds 0.4%

Perusahaan Penerbit SBSN Indonesia III, 144A, 4.45%, 2/20/2029	450,000	481,428

Republic of Kazakhstan, 144A, 1.55%, 11/9/2023	EUR 1,555,000	1,669,113

Republic of Philippines, 2.457%, 5/5/2030 (d)	733,000	747,478

		2,898,019

U.S. Treasury Obligation 1.5%
U.S. Treasury Note, 1.5%, 2/15/2030 (a)	9,077,900	9,831,791
Total Government & Agency Obligations (Cost $12,498,197)		12,729,810

Loan Participations and Assignments 0.4%
Senior Loans**

Hilton Worldwide Finance LLC, Term Loan B2, 1-month USD LIBOR + 1.750%, 2.237%, 6/22/2026	1,389,235	1,324,504

TransDigm, Inc., Term Loan F, 1-month USD LIBOR + 2.250%, 2.654%, 12/9/2025	1,261,701	1,109,905
Total Loan Participations and Assignments (Cost $2,653,057)		2,434,409

	Shares	Value ($)
Exchange-Traded Funds 3.1%
SPDR Bloomberg Barclays Convertible Securities ETF (a) (Cost $20,377,976)	382,040	20,335,989

	Principal Amount ($)(c)	Value ($)
Short-Term U.S. Treasury Obligations 2.4%

U.S. Treasury Bills:

(0.032%)***, 7/16/2020 (f)	260,000	259,947

(0.022%)***, 9/10/2020	1,500,000	1,499,409

0.013%***, 7/16/2020 (f)	750,000	749,848

1.131%***, 9/10/2020 (g)	2,000,000	1,999,212

1.484%***, 9/10/2020	600,000	599,763

1.598%***, 9/10/2020	2,300,000	2,299,093

1.806%***, 7/16/2020 (f)	8,295,000	8,293,315

Total Short-Term U.S. Treasury Obligations (Cost $15,648,564)		15,700,587

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	31

	Shares	Value ($)
Securities Lending Collateral 3.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.15% (h) (i) (Cost $23,120,851)	23,120,851	23,120,851

Cash Equivalents 2.1%
DWS Central Cash Management Government Fund, 0.16% (h) (Cost $13,568,865)	13,568,865	13,568,865

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $690,047,658)	103.7	682,279,861
Other Assets and Liabilities, Net	(3.7)	(24,507,293)

Net Assets	100.0	657,772,568

A summary of the Fund’s transactions with affiliated investments during the period ended April 30, 2020 are as follows:

Value ($) at 10/31/2019	Pur- chases Cost ($)		Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 4/30/2020	Value ($) at 4/30/2020
Securities Lending Collateral 3.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.15% (h) (i)
250,800	22,870,051	(j)	—	—	—	69,527	—	23,120,851	23,120,851
Cash Equivalents 2.1%
DWS Central Cash Management Government Fund, 0.16% (h)
6,452,810	261,929,231		254,813,176	—	—	158,513	—	13,568,865	13,568,865

6,703,610	284,799,282		254,813,176	—	—	228,040	—	36,689,716	36,689,716

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of April 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at April 30, 2020 amounted to $22,446,214, which is 3.4% of net assets.

(b)	Investment was valued using significant unobservable inputs.

(c)	Principal amount stated in U.S. dollars unless otherwise noted.

The accompanying notes are an integral part of the financial statements.

32	|	DWS Global Income Builder Fund

(d)	When-issued, delayed delivery or forward commitment securities included.

(e)	Perpetual, callable security with no stated maturity date.

(f)	At April 30, 2020, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g)	At April 30, 2020, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(h)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(i)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(j)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended April 30, 2020.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

ASX: Australian Securities Exchange

CLO: Collateralized Loan Obligation

EURIBOR: Euro Interbank Offered Rate

GDR: Global Depositary Receipt

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

MSCI: Morgan Stanley Capital International

PJSC: Public Joint Stock Company

Principal Only: Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

SOC: Stated Owned Company

S&P: Standard & Poor’s

SPDR: Standard & Poor’s Depositary Receipt

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At April 30, 2020, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	6/19/2020	208	27,659,659	28,925,000	1,265,341
3 Month Euro Euribor Interest Rate	EUR	3/15/2021	9	2,475,663	2,477,127	1,464

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	33

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
3 Month Euro Swiss Franc (Euroswiss) Interest Rate	CHF	3/15/2021	10	2,608,672	2,610,205	1,533
3 Month Euroyen Futures	JPY	3/15/2021	11	2,562,205	2,562,678	473
3 Month Sterling (Short Sterling) Interest Rate	GBP	3/17/2021	17	2,668,569	2,670,147	1,578
5 Year U.S. Treasury Note	USD	6/30/2020	112	13,610,027	14,054,250	444,223
90 Day Eurodollar Time Deposit	USD	3/15/2021	10	2,493,281	2,493,625	344
ASX 90 Day Bank Accepted Bills	AUD	3/11/2021	17	11,069,897	11,072,317	2,420
MSCI Mini Emerging Market Index	USD	6/19/2020	458	17,833,598	20,745,110	2,911,512
Ultra Long U.S. Treasury Bond	USD	6/19/2020	22	4,460,731	4,945,188	484,457
Total unrealized appreciation						5,113,345

At April 30, 2020, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
Euro Stoxx 50 Index	EUR	6/19/2020	732	18,131,878	23,158,414	(5,026,536)
S&P 500 E-Mini Index	USD	6/19/2020	61	8,103,782	8,852,320	(748,538)
TOPIX Index	JPY	6/11/2020	77	9,363,832	10,432,651	(1,068,819)
Total unrealized depreciation						(6,843,893)

At April 30, 2020, open interest rate swap contracts were as follows:

Centrally Cleared Swaps

Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
Fixed —1.741% Semi-Annually	Floating — 3-Month LIBOR Quarterly	1/23/2020 1/23/2030	12,800,000	USD	(1,403,152)	—	(1,403,152)

The accompanying notes are an integral part of the financial statements.

34	|	DWS Global Income Builder Fund

Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
Fixed — 2% Semi-Annually	Floating — 3-Month LIBOR Quarterly	1/21/2020 1/21/2030	15,000,000	USD	(2,026,272)	(361,910)	(1,664,362)
Fixed — 2.729% Semi-Annually	Floating — 3-Month LIBOR Quarterly	3/4/2019 3/5/2029	2,200,000	USD	(413,370)	—	(413,370)
Fixed — 1.961% Semi-Annually	Floating — 3-Month LIBOR Quarterly	6/28/2019 6/28/2029	2,200,000	USD	(277,638)	—	(277,638)

Total unrealized depreciation							(3,758,522)

LIBOR: London Interbank Offered Rate; 3-month LIBOR rate as of April 30, 2020 is 0.556%.

At April 30, 2020, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
AUD	4,900,000	USD	3,245,015	5/4/2020	51,930	Toronto-Dominion Bank

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	3,308,284	AUD	4,900,000	5/4/2020	(115,199)	Toronto-Dominion Bank
EUR	3,284,000	USD	3,583,296	5/18/2020	(16,328)	Citigroup, Inc.
Total unrealized depreciation					(131,527)

Currency Abbreviations
AUD Australian Dollar	GBP British Pound
CHF Swiss Franc	JPY Japanese Yen
EUR Euro	USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	35

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$21,491,683	$18,889,709	$—	$40,381,392
Consumer Discretionary	10,110,380	10,201,466	—	20,311,846
Consumer Staples	25,218,222	7,823,784	—	33,042,006
Energy	6,094,146	1,023,648	—	7,117,794
Financials	12,012,292	22,709,349	—	34,721,641
Health Care	29,687,047	16,883,583	—	46,570,630
Industrials	10,106,553	18,985,166	—	29,091,719
Information Technology	57,987,227	12,098,833	—	70,086,060
Materials	6,685,327	4,388,076	—	11,073,403
Real Estate	10,503,962	7,430,432	—	17,934,394
Utilities	12,775,806	11,763,787	—	24,539,593
Preferred Stocks (k)	34,031,505	—	—	34,031,505
Warrants	—	—	18,310	18,310
Fixed Income Investments (k)
Corporate Bonds	—	91,892,568	—	91,892,568
Asset-Backed	—	31,242,206	—	31,242,206
Mortgage-Backed Securities Pass-Throughs	—	1,877,310	—	1,877,310
Commercial Mortgage-Backed Securities	—	31,847,177	—	31,847,177
Collateralized Mortgage Obligations	—	68,609,796	—	68,609,796
Government & Agency Obligations	—	12,729,810	—	12,729,810
Loan Participations and Assignments	—	2,434,409	—	2,434,409
Short-Term U.S. Treasury Obligations	—	15,700,587	—	15,700,587
Exchange-Traded Funds	20,335,989	—	—	20,335,989
Short-Term Investments (k)	36,689,716	—	—	36,689,716
Derivatives (l)
Futures Contracts	5,113,345	—	—	5,113,345
Forward Foreign Currency Contracts	—	51,930	—	51,930
Total	$298,843,200	$388,583,626	$18,310	$687,445,136

The accompanying notes are an integral part of the financial statements.

36	|	DWS Global Income Builder Fund

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (l)
Futures Contracts	$(6,843,893)	$—	$—	$(6,843,893)
Interest Rate Swap Contracts	—	(3,758,522)	—	(3,758,522)
Forward Foreign Currency Contracts	—	(131,527)	—	(131,527)
Total	$(6,843,893)	$(3,890,049)	$—	$(10,733,942)

(k)	See Investment Portfolio for additional detailed categorizations.

(l)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	37

Statement of Assets and Liabilities

as of April 30, 2020 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $653,357,942) — including $22,446,214 of securities loaned	$645,590,145
Investment in DWS Government & Agency Securities Portfolio (cost $23,120,851)*	23,120,851
Investment in DWS Central Cash Management Government Fund (cost $13,568,865)	13,568,865
Cash	7,882
Foreign currency, at value (cost $2,983,775)	2,829,794
Receivable for investments sold	432,510
Receivable for Fund shares sold	313,095
Dividends receivable	1,106,310
Interest receivable	1,247,654
Receivable for variation margin on futures contracts	335,154
Receivable for variation margin on centrally cleared swaps	32,369
Unrealized appreciation on forward foreign currency contracts	51,930
Foreign taxes recoverable	516,513
Other assets	62,970
Total assets	689,216,042

Liabilities
Payable upon return of securities loaned	23,120,851
Payable for investments purchased — when-issued/delayed delivery securities	6,802,420
Payable for Fund shares redeemed	463,813
Unrealized depreciation on forward foreign currency contracts	131,527
Accrued management fee	193,765
Accrued Trustees’ fees	12,676
Other accrued expenses and payables	718,422
Total liabilities	31,443,474
Net assets, at value	$657,772,568

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

38	|	DWS Global Income Builder Fund

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited) (continued)

Net Assets Consist of

Distributable earnings (loss)	$(7,081,333)
Paid-in capital	664,853,901
Net assets, at value	$657,772,568

Net Asset Value
Class A

Net Asset Value and redemption price per share ($470,364,986 ÷ 54,495,906 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.63

Maximum offering price per share (100 ÷ 94.25 of $8.63)	$9.16
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($8,435,641 ÷ 977,843 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.63
Class R6

Net Asset Value, offering and redemption price per share ($5,934,523 ÷ 688,751 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.62
Class S

Net Asset Value, offering and redemption price per share ($157,656,615 ÷ 18,266,822 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.63
Institutional Class

Net Asset Value, offering and redemption price per share ($15,380,803 ÷ 1,783,804 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.62

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	39

Statement of Operations

for the six months ended April 30, 2020 (Unaudited)

Investment Income

Income:

Dividends (net of foreign taxes withheld of $407,935)	$8,176,255
Interest	3,816,667
Income distributions — DWS Central Cash Management Government Fund	158,513
Securities lending income, net of borrower rebates	69,527
Total income	12,220,962
Expenses:

Management fee	1,319,504
Administration fee	353,403
Services to shareholders	502,497
Distribution and service fees	637,684
Custodian fee	39,945
Professional fees	67,048
Reports to shareholders	50,273
Registration fees	29,523
Trustees’ fees and expenses	17,632
Other	43,769
Total expenses	3,061,278
Net investment income	9,159,684

The accompanying notes are an integral part of the financial statements.

40	|	DWS Global Income Builder Fund

Statement of Operations for the six months ended April 30, 2020 (Unaudited) (continued)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	$(4,172,125)
Swap contracts	5,563,449
Futures	6,603,526
Forward foreign currency contracts	75,785
Foreign currency	14,882
Payments by affiliates (see Note G)	8,242
8,093,759
Change in net unrealized appreciation (depreciation) on:

Investments	(73,432,574)
Swap contracts	(2,896,654)
Futures	369,896
Forward foreign currency contracts	26,566
Foreign currency	(243,506)
(76,176,272)
Net gain (loss)	(68,082,513)
Net increase (decrease) in net assets resulting from operations	$(58,922,829)

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	41

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019

Operations:

Net investment income (loss)	$9,159,684	$22,554,978
Net realized gain (loss)	8,093,759	(10,826,138)
Change in net unrealized appreciation (depreciation)	(76,176,272)	70,027,293
Net increase (decrease) in net assets resulting from operations	(58,922,829)	81,756,133
Distributions to shareholders :

Class A	(8,008,205)	(24,462,136)
Class C	(108,783)	(379,056)
Class R6	(109,732)	(171,135)
Class S	(2,880,759)	(8,751,345)
Institutional Class	(236,185)	(469,114)
Total distributions	(11,343,664)	(34,232,786)
Fund share transactions:

Proceeds from shares sold	21,279,886	30,243,414
Reinvestment of distributions	10,898,580	32,855,005
Payments for shares redeemed	(53,178,671)	(100,692,121)
Net increase (decrease) in net assets from Fund share transactions	(21,000,205)	(37,593,702)
Increase (decrease) in net assets	(91,266,698)	9,929,645
Net assets at beginning of period	749,039,266	739,109,621

Net assets at end of period	$657,772,568	$749,039,266

The accompanying notes are an integral part of the financial statements.

42	|	DWS Global Income Builder Fund

Financial Highlights

	Six Months Ended 4/30/20		Years Ended October 31,
Class A	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$9.55		$8.97	$10.06	$8.89	$8.91	$10.36
Income (loss) from investment operations:

Net investment income[a]	.12		.28	.28	.26	.21	.29
Net realized and unrealized gain (loss)	(.89)		.73	(.36)	1.18	.03	(.64)
Total from investment operations	(.77)		1.01	(.08)	1.44	.24	(.35)
Less distributions from:

Net investment income	(.15)		(.36)	(.34)	(.27)	(.26)	(.37)
Net realized gains	—		(.07)	(.67)	—	—	(.73)
Total distributions	(.15)		(.43)	(1.01)	(.27)	(.26)	(1.10)
Net asset value, end of period	$8.63		$9.55	$8.97	$10.06	$8.89	$8.91
Total Return (%)[b]	(8.10	)**	11.57	(1.11)	16.39	2.82	(3.32)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	470		538	534	603	582	639
Ratio of expenses (%)	.90	*	.91	.90	.91	.92	.91
Ratio of net investment income (%)	2.52	*	3.02	2.93	2.71	2.39	3.09
Portfolio turnover rate (%)	63	**	161	67	137	123	115

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	43

	Six Months Ended 4/30/20		Years Ended October 31,
Class C	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$9.55		$8.96	$10.05	$8.88	$8.90	$10.35
Income (loss) from investment operations:

Net investment income[a]	.08		.21	.21	.18	.14	.22
Net realized and unrealized gain (loss)	(.89)		.73	(.37)	1.18	.03	(.64)
Total from investment operations	(.81)		.94	(.16)	1.36	.17	(.42)
Less distributions from:

Net investment income	(.11)		(.28)	(.26)	(.19)	(.19)	(.30)
Net realized gains	—		(.07)	(.67)	—	—	(.73)
Total distributions	(.11)		(.35)	(.93)	(.19)	(.19)	(1.03)
Net asset value, end of period	$8.63		$9.55	$8.96	$10.05	$8.88	$8.90
Total Return (%)[b]	(8.46	)**	10.83	(1.91)	15.47 [c]	2.00	(3.99)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		9	10	20	20	22
Ratio of expenses before expense reductions (%)	1.71	*	1.68	1.65	1.74	1.72	1.70
Ratio of expenses after expense reductions (%)	1.71	*	1.68	1.65	1.72	1.72	1.70
Ratio of net investment income (%)	1.72	*	2.26	2.18	1.90	1.59	2.30
Portfolio turnover rate (%)	63	**	161	67	137	123	115

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

44	|	DWS Global Income Builder Fund

	Six Months Ended 4/30/20		Years Ended October 31,
Class R6	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$9.54		$8.95	$10.04	$8.87	$8.88	$10.35
Income (loss) from investment operations:

Net investment income[a]	.13		.29	.31	.32	.22	.29
Net realized and unrealized gain (loss)	(.89)		.76	(.36)	1.14	.04	(.63)
Total from investment operations	(.76)		1.05	(.05)	1.46	.26	(.34)
Less distributions from:

Net investment income	(.16)		(.39)	(.37)	(.29)	(.27)	(.40)
Net realized gains	—		(.07)	(.67)	—	—	(.73)
Total distributions	(.16)		(.46)	(1.04)	(.29)	(.27)	(1.13)
Net asset value, end of period	$8.62		$9.54	$8.95	$10.04	$8.87	$8.88
Total Return (%)	(7.96	)**	12.09	(.78)	16.74	3.08	(3.15)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		7	1	4	.05	.01
Ratio of expenses (%)	.57	*	.58	.56	.57	.67	.83
Ratio of net investment income (%)	2.86	*	3.15	3.19	3.28	2.58	3.15
Portfolio turnover rate (%)	63	**	161	67	137	123	115

[a]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	45

	Six Months Ended 4/30/20		Years Ended October 31,
Class S	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$9.55		$8.97	$10.06	$8.89	$8.91	$10.36
Income (loss) from investment operations:

Net investment income[a]	.13		.29	.30	.28	.23	.31
Net realized and unrealized gain (loss)	(.90)		.74	(.36)	1.18	.03	(.64)
Total from investment operations	(.77)		1.03	(.06)	1.46	.26	(.33)
Less distributions from:

Net investment income	(.15)		(.38)	(.36)	(.29)	(.28)	(.39)
Net realized gains	—		(.07)	(.67)	—	—	(.73)
Total distributions	(.15)		(.45)	(1.03)	(.29)	(.28)	(1.12)
Net asset value, end of period	$8.63		$9.55	$8.97	$10.06	$8.89	$8.91
Total Return (%)	(8.01	)**	11.81	(.90)	16.62	3.02	(3.01)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	158		186	182	195	186	205
Ratio of expenses (%)	.71	*	.71	.69	.70	.71	.71
Ratio of net investment income (%)	2.72	*	3.21	3.15	2.92	2.60	3.30
Portfolio turnover rate (%)	63	**	161	67	137	123	115

[a]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

46	|	DWS Global Income Builder Fund

	Six Months Ended 4/30/20		Years Ended October 31,
Institutional Class	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$9.54		$8.95	$10.05	$8.88	$8.90	$10.35
Income (loss) from investment operations:

Net investment income[a]	.13		.30	.30	.28	.23	.29
Net realized and unrealized gain (loss)	(.89)		.74	(.37)	1.18	.03	(.61)
Total from investment operations	(.76)		1.04	(.07)	1.46	.26	(.32)
Less distributions from:

Net investment income	(.16)		(.38)	(.36)	(.29)	(.28)	(.40)
Net realized gains	—		(.07)	(.67)	—	—	(.73)
Total distributions	(.16)		(.45)	(1.03)	(.29)	(.28)	(1.13)
Net asset value, end of period	$8.62		$9.54	$8.95	$10.05	$8.88	$8.90
Total Return (%)	(8.01	)**	11.97	(.99)	16.55	3.06	(3.07)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15		9	12	10	8	8
Ratio of expenses (%)	.64	*	.68	.66	.69	.69	.68
Ratio of net investment income (%)	2.80	*	3.32	3.18	2.94	2.63	3.15
Portfolio turnover rate (%)	63	**	161	67	137	123	115

[a]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	47

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS Global Income Builder Fund (the “Fund”) is a diversified series of Deutsche DWS Market Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

48	|	DWS Global Income Builder Fund

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers, and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

DWS Global Income Builder Fund	|	49

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount

50	|	DWS Global Income Builder Fund

of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of April 30, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2020, the Fund had securities on loan, which were classified as common stocks, corporate bonds, government & agency obligations and exchange-traded funds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

DWS Global Income Builder Fund	|	51

Remaining Contractual Maturity of the Agreements as of April 30, 2020

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Securities Lending Transactions

Common Stocks	$10,004,825	$—	$—	$—	$10,004,825
Corporate Bonds	3,341,425	—	—	—	3,341,425
Government & Agency Obligations	9,610,351	—	—	—	9,610,351
Exchange-Traded Funds	164,250	—	—	—	164,250
Total Borrowings	$23,120,851	$—	$—	$—	$23,120,851
Gross amount of recognized liabilities for securities lending transactions					$23,120,851

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans (“Loans”) in which the Fund invests are arranged between the borrower and one or more financial institutions (“Lenders”). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing. The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

52	|	DWS Global Income Builder Fund

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $6,916,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($329,000) and long-term losses ($6,587,000).

At April 30, 2020, the aggregate cost of investments for federal income tax purposes was $692,740,500. The net unrealized depreciation for all investments based on tax cost was $10,460,639, consisting of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $43,424,422, and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $53,885,061.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

DWS Global Income Builder Fund	|	53

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to paydown losses on mortgage-backed securities, premium amortization on debt securities, investments in futures, swap contracts, forward foreign currency exchange contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

54	|	DWS Global Income Builder Fund

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended April 30, 2020, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of April 30, 2020 is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2020, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $15,300,000 to $38,700,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain

DWS Global Income Builder Fund	|	55

exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended April 30, 2020, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of April 30, 2020. For the six months ended April 30, 2020, the investment in credit default swap contracts sold had a total notional amount generally indicative of a range from $0 to $18,300,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2020, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains and entered into equity index futures in order to reduce the Fund’s exposure to, or as a substitute for direct investment in, the equity asset class.

56	|	DWS Global Income Builder Fund

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2020, is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2020, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $92,556,000 to $278,573,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $42,443,000 to $59,724,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2020, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

DWS Global Income Builder Fund	|	57

A summary of the open forward currency contracts as of April 30, 2020 is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2020, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $3,661,000 to $10,278,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $3,308,000.

The following tables summarize the value of the Fund’s derivative instruments held as of April 30, 2020 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$2,911,512	$2,911,512
Interest Rate Contracts (a)	—	2,201,833	2,201,833
Foreign Exchange Contracts (b)	51,930	—	51,930
	$51,930	$5,113,345	$5,165,275

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (c)	$—	$—	$(6,843,893)	$(6,843,893)
Interest Rate Contracts (c)	—	(3,758,522)	—	(3,758,522)
Foreign Exchange Contracts (d)	(131,527)	—	—	(131,527)
	$(131,527)	$(3,758,522)	$(6,843,893)	$(10,733,942)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)

Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2020 and the related location in the accompanying

58	|	DWS Global Income Builder Fund

Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (e)	$—	$—	$3,194,941	$3,194,941
Interest Rate Contracts (e)	—	(569,841)	3,408,585	2,838,744
Credit Contracts (e)	—	6,133,290	—	6,133,290
Foreign Exchange Contracts (e)	75,785	—	—	75,785
	$75,785	$5,563,449	$6,603,526	$12,242,760

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from forward foreign currency contracts, swap contracts and futures, respectively

Change in Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (f)	$—	$—	$(2,942,184)	$(2,942,184)
Interest Rate Contracts (f)	—	(2,835,184)	3,312,080	476,896
Credit Contracts (f)	—	(61,470)	—	(61,470)
Foreign Exchange Contracts (f)	26,566	—	—	26,566
	$26,566	$(2,896,654)	$369,896	$(2,500,192)

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts, swap contracts and futures, respectively

As of April 30, 2020, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and

DWS Global Income Builder Fund	|	59

Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Toronto-Dominion Bank	$51,930	$(51,930)	$—	$—	$—

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$16,328	$—	$—	$—	$16,328
Toronto-Dominion Bank	115,199	(51,930)	—	—	63,269
	$131,527	$(51,930)	$—	$—	$79,597

C. Purchases and Sales of Securities

During the six months ended April 30, 2020, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$426,286,467	$408,148,576
U.S. Treasury Obligations	$24,055,559	$14,869,717

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

60	|	DWS Global Income Builder Fund

Under the Management Agreement, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund’s average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%

Accordingly, for the six months ended April 30, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.370% of the Fund’s average daily net assets.

For the period from November 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.27%
Class C	2.02%
Class R6	1.02%
Class S	1.02%
Institutional Class	1.02%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2020, the Administration Fee was $353,403, of which $50,798 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder

DWS Global Income Builder Fund	|	61

service agent for the Fund. Pursuant to a sub-transfer agency agreement among DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2020
Class A	$142,970	$50,715
Class C	1,672	604
Class R6	225	14
Class S	80,856	28,763
Institutional Class	292	76
	$226,015	$80,172

In addition, for the six months ended April 30, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$132,867
Class C	5,124
Class S	44,118
Institutional Class	5,168
$187,277

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended April 30, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2020
Class C	$33,871	$5,060

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder

62	|	DWS Global Income Builder Fund

accounts the firms service. For the six months ended April 30, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2020	Annualized Rate
Class A	$592,560	$289,670	.23%
Class C	11,253	5,621	.25%
	$603,813	$295,291

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2020 aggregated $15,505.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended April 30, 2020, the CDSC for Class C shares aggregated $264. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended April 30, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $12,069, all of which is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the

DWS Global Income Builder Fund	|	63

investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended April 30, 2020, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $5,021.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2020.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2020		Year Ended October 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	749,451	$6,912,986	1,099,405	$10,000,437
Class C	124,211	1,121,269	269,649	2,423,489
Class R6	46,163	435,406	712,683	6,084,862
Class S	294,123	2,736,697	834,919	7,691,231
Institutional Class	1,084,603	10,073,528	439,840	4,043,395
		$21,279,886		$30,243,414

Shares issued to shareholders in reinvestment of distributions
Class A	895,785	$7,739,194	2,643,086	$23,622,744
Class C	12,436	106,627	41,859	372,477
Class R6	12,729	109,732	18,536	171,135
Class S	313,391	2,710,682	920,044	8,230,447
Institutional Class	27,181	232,345	51,813	458,202
		$10,898,580		$32,855,005

64	|	DWS Global Income Builder Fund

	Six Months Ended April 30, 2020		Year Ended October 31, 2019
	Shares	Dollars	Shares	Dollars

Shares redeemed
Class A	(3,406,715)	$(31,427,307)	(7,081,764)	$(64,766,774)
Class C	(150,697)	(1,389,982)	(426,666)	(3,856,573)
Class R6	(54,367)	(505,932)	(109,530)	(979,772)
Class S	(1,828,888)	(17,051,436)	(2,582,726)	(23,602,830)
Institutional Class	(303,291)	(2,804,014)	(870,156)	(7,486,172)
		$(53,178,671)		$(100,692,121)

Net increase (decrease)
Class A	(1,761,479)	$(16,775,127)	(3,339,273)	$(31,143,593)
Class C	(14,050)	(162,086)	(115,158)	(1,060,607)
Class R6	4,525	39,206	621,689	5,276,225
Class S	(1,221,374)	(11,604,057)	(827,763)	(7,681,152)
Institutional Class	808,493	7,501,859	(378,503)	(2,984,575)
		$(21,000,205)		$(37,593,702)

G. Payments by Affiliates

During the six months ended April 30, 2020, the Advisor agreed to reimburse the Fund $8,242 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

H. Other

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

DWS Global Income Builder Fund	|	65

I. Subsequent Event

On June 17, 2020, Deutsche Bank AG (“DB”), an affiliate of DWS Group, resolved with the Commodity Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved unintentional conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The matter giving rise to the Consent Order did not arise out of any investment advisory, fund management activities or distribution activities of DIMA, DWS Distributors, Inc. or their advisory affiliates (the “DWS Service Providers”). DWS Group, of which the DWS Service Providers are wholly-owned subsidiaries, is a separate publicly traded company but continues to be an affiliate of DB due to, among other things, DB’s 79.49% ownership interest in DWS Group. Under the provisions of the Investment Company Act of 1940, as a result of the Consent Order, the DWS Service Providers would not be eligible to continue to provide investment advisory and underwriting services to the Fund absent an order from the Securities and Exchange Commission (the “SEC”). DB and the DWS Service Providers are seeking temporary and permanent orders from the SEC to permit the DWS Service Providers to continue to provide investment advisory and underwriting services to the Fund and other registered investment companies notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past. Consistent with their fiduciary and other relationships with the Fund, and in accordance with the desire of the Board of the Fund, the DWS Service Providers continue to provide investment advisory and distribution services to the Fund. Subject to the receipt of the temporary and permanent exemptive orders, the DWS Service Providers have informed the Fund that they do not believe the Consent Order will have any material impact on the Fund or the ability of the Service Providers to provide services for the Fund.

66	|	DWS Global Income Builder Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2019 to April 30, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Global Income Builder Fund	|	67

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2020 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/20	$919.00	$915.40	$920.40	$919.90	$919.90
Expenses Paid per $1,000*	$4.29	$8.14	$2.72	$3.39	$3.06

Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/20	$1,020.39	$1,016.36	$1,022.03	$1,021.33	$1,021.68
Expenses Paid per $1,000*	$4.52	$8.57	$2.87	$3.57	$3.22

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS Global Income Builder Fund	.90%	1.71%	.57%	.71%	.64%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

68	|	DWS Global Income Builder Fund

Liquidity Risk Management

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

DWS Global Income Builder Fund	|	69

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Income Builder Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

70	|	DWS Global Income Builder Fund

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 3rd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2018.

DWS Global Income Builder Fund	|	71

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the

72	|	DWS Global Income Builder Fund

information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board

DWS Global Income Builder Fund	|	73

considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

74	|	DWS Global Income Builder Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Global Income Builder Fund	|	75

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRCX	KTRSX	KTRIX
CUSIP Number	25159K 820	25159K 796	25159K 788	25159K 770
Fund Number	002	302	2033	1402

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KTRZX
CUSIP Number	25159K 721
Fund Number	1633

76	|	DWS Global Income Builder Fund

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

DWS Global Income Builder Fund	|	77

Who we are

Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds

What we do

How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards, secured files, and secured buildings.

How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.

Rev. 12/2019

78	|	DWS Global Income Builder Fund

DGIBF-3

(R-027564-9 6/20)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Income Builder Fund, a series of Deutsche DWS Market Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	6/29/2020